UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 2, 2006


                                PACIFIC CMA, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-27653               84-1475073
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
   of incorporation)                                      Identification No.)


                      C/O AIRGATE INTERNATIONAL CORPORATION
                            153-10 ROCKAWAY BOULEVARD
                             JAMAICA, NEW YORK 11434
                (Address of Principal Executive Offices/Zip Code)

                                 (212) 247-0049
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 2, 2006, Pacific CMA, Inc. (the "Company") completed the restructuring of its outstanding $7.5 million credit facility (the "Laurus Credit Facility") with Laurus Master Fund, Ltd. ("Laurus"), which was initially entered into on August 4, 2005. As of April 30, 2006, there was $4 million outstanding under the Laurus Credit Facility. The following material changes were made to the Laurus Credit Facility:

      Conversion Feature. The conversion feature of the Laurus Credit Facility has been limited to the conversion of the secured convertible note (the "Convertible Note") in the maximum principal amount of $4 million, which is convertible into shares of the Company's common stock (the "Common Stock") at fixed conversion rates of $0.88 per share with respect to the first $3,750,000 and $1.05 per share with respect to the remaining $250,000.

      Additional Warrant. In connection with the restructuring of the Laurus Credit Facility, the Company issued an additional warrant to Laurus providing Laurus the right to purchase up to an additional 350,000 shares of Common Stock at an exercise price of $0.88 per share.

      Registration  Rights.  Pursuant  to the terms of an  Amended  Registration
Rights Agreement, dated as of May 2, 2006, by and between the Company and Laurus, the Company agreed to file, by June 1, 2006, a registration statement to cover the resales of the shares of Common Stock issuable upon conversion of the Convertible Note and both warrants issued to Laurus, and to have such registration statement declared effective by August 30, 2006. Any prior penalties relating to the Company's inability to register shares of common stock for resale have been waived.

      All other material terms of the Laurus Credit Facility, which can be found in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2005, remain unchanged and in full force and effect.

      The foregoing information is also qualified by reference in its entirety to the copies of the Amended and Restated Security Agreement, the Form of Secured Convertible Note, the Form of Secured Non-Convertible Revolving Note, the Form of Common Stock Purchase Warrant, the Amended and Restated Registration Rights Agreement and the Reaffirmation Agreement which are filed herewith as exhibits and incorporated in this Item 1.01 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure contained in Item 1.01 is incorporated herein by reference.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Set forth below is a list of Exhibits included as part of this Current Report.

      10.32 Amended and Restated Security Agreement, dated as of May 2, 2006, by
            and  among  Pacific  CMA,  Inc.,   certain  acquired  United  States
            Subsidiaries of Pacific CMA, Inc. and Laurus Master Fund, Ltd.

      10.33 Form of Secured Convertible Note dated as of May 2, 2006 and due July 29, 2008

      10.34 Form of Secured Non-Convertible Revolving Note dated as of May 2, 2006 and due July 29, 2008

      10.35 Form of Common Stock Purchase Warrant, dated as of May 2, 2006

      10.36 Amended and Restated Registration Rights Agreement, dated as of May 2, 2006

      10.37 Reaffirmation Agreement, dated as of May 2, 2006

      99.1  Press Release issued May 4, 2006


      This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).





                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PACIFIC CMA, INC.


                                             By:  /s/ Alfred Lam
                                                  ------------------------------
                                                  Name:  Alfred Lam
                                                  Title:  Chairman and CEO


Dated:  May 4, 2006




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



                                  EXHIBIT INDEX


    EXHIBIT NO.                DESCRIPTION
    -----------                -----------


      10.32 Amended and Restated Security Agreement, dated as of May 2, 2006, by
            and  among  Pacific  CMA,  Inc.,   certain  acquired  United  States
            Subsidiaries of Pacific CMA, Inc. and Laurus Master Fund, Ltd.

      10.33 Form of Secured Convertible Note dated as of May 2, 2006 and due July 29, 2008

      10.34 Form of Secured Non-Convertible Revolving Note dated as of May 2, 2006 and due July 29, 2008

      10.35 Form of Common Stock Purchase Warrant, dated as of May 2, 2006

      10.36 Amended and Restated Registration Rights Agreement, dated as of May 2, 2006

      10.37 Reaffirmation Agreement, dated as of May 2, 2006

      99.1  Press Release issued May 4, 2006